EXHIBIT 32.3

CERTIFICATION OF SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

PURSUANT TO TITLE 18, UNITED STATES CODE, SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kenneth W. Smith, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Gibraltar Industries, Inc.’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2013, fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Gibraltar Industries, Inc.

/s/ Kenneth W. Smith
Kenneth W. Smith
Senior Vice President and Chief Financial Officer May 2, 2013

A signed original of this written statement required by Section 906, or other document authenticating acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Gibraltar Industries, Inc. and will be retained by Gibraltar Industries, Inc. and furnished to the Securities and Exchange Commission or its Staff upon request.